Employee Investment Plans	12 Months Ended
Dec. 31, 2011
Employee Investment Plans [Abstract]
Employee Investment Plans
Employee Investment Plans

The Company has a qualified Employee Investment Plan under which employee salary deferrals and after-tax contributions are used to purchase several different investment fund options.  For employees under the Cash Balance formula, PSE will match 100% of an employee retirement plan contribution up to 6% of an employee annual salary and make an additional year-end contribution equal to 1% of base pay.  For employees grandfathered under the Final Average Earning formula pension plan, PSE will match 55% of an employee’s investment plan contribution up to 6% of an employee annual salary. PSE’s contributions to the Employee Investment Plan were $13.5 million, $11.8 million and $11.4 million for the years 2011, 2010 and 2009, respectively.  The Employee Investment Plan eligibility requirements are set forth in the plan documents.